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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)  June 14, 1999
                                                  -------------

                                 USA TALKS.COM, INC.
                                 -------------------
               (Exact name of registrant as specified in charter)

      Nevada                          33-2474-LA               93-0915593
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)

4180 La Jolla Village Drive,
 Suite 570, La Jolla, CA                                      92037
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(Address of principal                                       (Zip Code)
 executive offices)

Registrant's telephone number, including area code  (619) 546-0550
                                                    --------------

                                Not applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 2.  Acquisition Or Disposition Of Assets

     On June 14, 1999, USA Talks.com, Inc., a Nevada corporation ("USAT"), through its subsidiaries, acquired all of the outstanding capital stock of TriServe Communications, Inc. ("TriServe") from its sole shareholder, Steven Roberts, pursuant to the terms of an Agreement and Plan of Merger and Reorganization (the "Agreement"). In exchange for the stock of TriServe, USAT (through its subsidiaries) issued an aggregate of 2,223,144 shares of common stock, par value $0.001 per share, of USAT ("USAT Common Stock"), with 222,314 of such shares being deposited into an escrow in accordance with the terms of the Agreement. The options issued under TriServe's stock option plan to purchase common stock of TriServe were substituted with options to purchase stock of USAT.

     The number of shares of USAT Common Stock issued in exchange for the stock of TriServe was based on an arm's length negotiation between the parties after considering the perceived value of TriServe, the liabilities of TriServe, and the market value of shares of USAT Common Stock.

     Steven Roberts, the founder, president and chief executive officer of TriServe, has been elected to the USAT Board of Directors and appointed senior vice president of network operations for USAT.

ITEM 7.   Financial Statements And Exhibits

          (a)  Financial statements of business acquired.
               To be filed by amendment within 60 days of this report.

          (b)  Pro forma financial information.
               To be filed by amendment within 60 days of this report.

          (c)  Exhibits.

Exhibit                  Description
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Exhibit 2                Agreement and Plan of Merger and Reorganization made
                         and entered into as of May 31, 1999 by and among USA
                         TALKS.com, Inc., TSI Sub, Inc., TriServe
                         Communications, Inc. and Steven A. Roberts. Schedules, exhibits and similar attachments to this Exhibit have not been filed; upon request, USAT will furnish supplementally to the Commission a copy of any omitted schedule.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   USA TALKS.com, Inc.


Date:  June 29, 1999          By:  /s/ Jack C. Alexander
                                   -----------------------------------
                                       Jack C. Alexander
                                       Chief Financial Officer

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                               INDEX OF EXHIBITS


Exhibit                  Description
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Exhibit 2                Agreement and Plan of Merger and Reorganization made
                         and entered into as of May 31, 1999 by and among USATALKS.com, , Inc., TSI Sub, Inc., TriServe
                         Communications, Inc. and Steven A. Roberts. Schedules, exhibits and similar attachments to this Exhibit have not been filed; upon request, USAT will furnish supplementally to the Commission a copy of any omitted schedule.

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